EXHIBIT 99.12


                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (the "Agreement") is made and entered into effective as of the 17th day of July, 2001, by and between Browand, LaMeire & Associates, Inc., ("Browand & LaMeire") an Oregon corporation, Bill Browand and Jeanette LaMeire, its sole shareholders, ("Shareholders"), collectively with Browand & LaMeire ("Sellers") and R-Tec Holding, Inc., an Idaho Corporation ("Buyer").

                                 R E C I T A L S

     A. Browand & LaMeire is engaged in the marketing and sale of products and services in the high-tech industry and desire to sell some, but not all, of its assets to Buyer.

     B. Buyer desires to purchase the assets of Sellers upon the terms and conditions set forth in this Agreement.

                                A G R E E M E N T

     In consideration of the foregoing recitals and the respective covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:

                     ARTICLE I: PURCHASE AND SALE OF ASSETS

     1.1 Purchase and Sale of Assets. Subject to the terms and conditions of this Agreement, Sellers agrees to sell, transfer, assign and deliver to Buyer, and Buyer agrees to purchase from Sellers, all of Sellers' right, title and interest in and to the assets of Sellers ("Purchased Assets") as set forth in Exhibit A attached hereto and incorporated herein by reference.


     1.2 Purchased Assets Free of Liens. All of the Purchased Assets shall be transferred by Sellers to Buyer free and clear of all liens, claims, encumbrances, restrictions or rights of others of every kind and description.

     1.3 No Liabilities Assumed. Buyer shall not assume any liabilities or obligations of Sellers pursuant to this Agreement.

     1.4 Purchase Price. The total purchase price for the Purchased Assets is Three Hundred Eighty Thousand Dollars ($380,000) which Buyer shall pay to Sellers as follows:

         Buyer shall issue to Browand, LaMeire & Associates, Inc., 380,000 shares of restricted common stock of Buyer containing the standard R-144 restrictions. The parties acknowledge and agree that the fair market value of Buyer's common stock for purposes of this Agreement is $1.00 per share.

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              ARTICLE II: REPRESENTATIONS AND WARRANTIES OF SELLERS

     Sellers hereby represent and warrant to Buyer, and Buyer, in agreeing to consummate the transactions contemplated by this Agreement, has relied upon such representations and warranties with respect to the operations, business and assets (including the Purchased Assets) of Sellers, the following:

     2.1 Organization and Existence. Browand & LaMeire is a corporation duly organized and validly existing under the laws of the State of Oregon. Browand & LaMeire has all requisite power and authority to conduct the Business as now conducted and to own and use the Purchased Assets.

     2.2 Title to Purchased Assets. Sellers own all of the assets used by them in the business. Sellers have good and marketable title to all of the Purchased Assets being transferred to Buyer as part of this Agreement, free and clear of all mortgages, security interests, liens, encumbrances, restrictions, claims and other burdens. Title to the Purchased Assets shall be transferred by Sellers to Buyer free and clear of all mortgages, security interests, liens, encumbrances, restrictions, claims and other burdens. The assets to be transferred are in good operating condition and repair and are adequate and sufficient for the purposes for which they are intended.

     2.3 No Materially Adverse Contracts, etc. Sellers are not parties to and none of the Purchased Assets are bound or affected by, any agreement or instrument, or is subject to any order, injunction, judgment, rule, regulation, or other action of any court or other governmental or public authority or agency and the sale of assets contemplated by this Agreement will not violate any federal or state laws including, but not limited to, any state Bulk Sales laws.

     2.4 No Conflict. The execution and delivery of this Agreement by Sellers and the performance of obligations hereunder, (a) is not in violation or breach of, and will not conflict with or constitute a default under any of the terms of any current or former employment agreements or contracts binding upon Sellers;
(b) will not result in the imposition of any lien, encumbrance or restriction in favor of any third party upon any of the Purchased Assets; and (c) will not conflict with or violate any applicable law, regulation, judgment or decree of any government, governmental instrumentality or court having jurisdiction over Sellers or any of the Purchased Assets.

     2.5 Full Disclosure. To the best knowledge of Sellers, all material facts relating to the Business and the Purchased Assets have been disclosed to Buyer in connection with this Agreement. No representation, warranty or other statement or information of or from Sellers contained in this Agreement or in the Exhibits or any other document furnished or to be furnished to Buyer in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material

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fact or omits or will omit to state a material fact required to be stated herein or therein necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.

     2.6 Investment Representations. Each Shareholder represents and warrants that he/she has been given full access to the books and records of Buyer and to such other information concerning Buyer necessary to allow him/her to make an informed decision as to the merits and risks associated with the acquisition of shares of Buyer's common stock pursuant to this Agreement, including, without limitation, form 10-KSB filed by Buyer with the Securities and Exchange Commission for the period ended December 31, 2000. Each Shareholder represents and warrants that he/she has sufficient business or financial experience to have the capacity to protect his/her own interest in connection with the acquisition of shares of Buyer's common stock, and if such transaction is consummated, each Shareholder will be able to bear the economic risks of his/her investment in Buyer's common stock for an indefinite period of time. The shares of Buyer to be acquired by each Shareholder pursuant to this Agreement, are for his/her own account, not as a nominee or agent, and not with a view to the sale or distribution of all or a part thereof, and no Shareholder has a present intention of selling or otherwise distributing the same. Each Shareholder understands that the shares of Buyer's common stock are not registered under the Securities Act of 1933, as amended (the"1933 Act"), or any state securities law and such shares are being offered pursuant to exemptions from registration contained in Section 4(2) of the 1933 Act, and applicable exemptions from state law registration requirements. Each Shareholder further understands that such shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and any applicable state securities laws or an exemption therefrom.

              ARTICLE III: REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to Sellers as follows:

     3.1 Organization of Buyer. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Idaho.

     3.2 Authorization of Transaction. Buyer has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except as enforceability hereof may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and by the exercise of judicial discretion in accordance with equitable principles. The persons who have executed this Agreement on behalf of Buyer have been duly authorized to do so.

                             ARTICLE IV: THE CLOSING

     4.1 Closing. The closing (the "Closing") of the sale and purchase of the Purchased Assets shall take place on July 17, 2001, at Buyer's offices in Boise, Idaho or at such other place and time as may be mutually agreed to by the parties.


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     4.2 Sellers's Obligations. At the Closing, Sellers shall deliver to Buyer the following:

          (a) Bill of Sale for the Purchased Assets or such other instruments of transfer as requested by Buyer which may be reasonably necessary to transfer to Buyer all of Sellers' right, title and interest in and to the Purchased Assets;

          (b) Instruments of assignment and transfer of all Purchased Assets of every kind and description and wherever situated; and

          (c) Resolutions of the Sellers as may be required by this Agreement.

     Sellers, at any time before or after the Closing, will execute, acknowledge and deliver any further assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Buyer, and will take any other action consistent with the terms of this Agreement that may reasonably be requested by Buyer, for the purpose of assigning, transferring, granting, conveying and confirming to Buyer, or reducing to possession, any or all property to be conveyed and transferred by this Agreement.

     4.3 Buyer's Obligations. At the Closing, Buyer shall deliver to Sellers the following:

          (a) Resolutions of the board of directors and of Buyer as required by this Agreement;

          (b) Issue to Browand & LaMeire 380,000 shares of restricted common stock of Buyer with the standard R-144 restrictions.

                           ARTICLE V: INDEMNIFICATION

     5.1 Indemnification.

          (a) Each party hereto shall indemnify and hold harmless (the "Indemnitor") the other party (the "Indemnitee") in respect of any and all claims, losses, damages, liabilities and expenses (including, without limitation, settlement costs and any legal, accounting and other expenses for investigating or defending any actions o threatened actions) reasonably incurred by the Indemnitee, in connection with each and all of the following:

               (i) Any breach of any representation or warranty made by Indemnitor in this Agreement;

               (ii) The breach of any covenant, agreement or obligation of Indemnitor contained in this Agreement or any other instrument contemplated by this Agreement;



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               (iii) Any misrepresentation contained in any statement or
          certificate furnished by Indemnitor pursuant to this Agreement or in connection with the transactions contemplated by this Agreement;

               (iv) Any claims against, or liabilities or obligations of Indemnitor not specifically assumed by Indemnitee pursuant to this Agreement; and

          (b) Whenever any claim arises for indemnification hereunder, the Indemnitee shall promptly notify the Indemnitor of the claim and, when known, the facts constituting the basis for such claim. The Indemnitee shall not settle or compromise any claim by a third party for which it is entitled to indemnification hereunder, without the prior written consent of the Indemnitor (which shall not be unreasonably withheld) unless suit shall have been instituted against it and the Indemnitor shall not have taken control of such suit after notification thereof as provided in this Section 5.1(b).

            ARTICLE VI: CONFIDENTIALITY AND NONCOMPETITION AGREEMENT

     6.1 Time Period and Scope of Restriction. Except as otherwise provided in this Agreement, Sellers, individually and collectively agree that for a period of two (2) years from the date of this Agreement, they will not directly or indirectly provide services to or become an employee, owner, partner, agent, consultant, stockholder, director or officer of any person, firm or entity that directly or indirectly competes with the business of Buyer in any area where Buyer currently conducts business or has customers and specifically in the states of Utah, California, Nevada, Arizona, Idaho, Oregon and Washington.

     6.2 Consideration and Acknowledgement The Shareholders of Browand & LaMeire understand and acknowledge that the strict performance of the agreements set forth in this Article VI, is a substantial inducement to the execution and performance of this Agreement by Buyer. The principal Shareholders of Browand & LaMeire have carefully considered the nature and extent of the restrictions upon the rights and remedies conferred upon Buyer under this Agreement and agree that said restrictions, rights and remedies are reasonable, are supported by sufficient consideration and are not disproportionate to the respective benefits conferred upon them. The principal Shareholder of Browand & LaMeire further acknowledge that the enforcement of said restrictions will not prevent either of them from earning a living.

     6.3 Confidential Information. The Shareholders jointly and severally agree that they will keep confidential any and all Confidential information of the Buyer. The term "Confidential Information" shall include, without limitation,
(i) customer and vendor lists, (ii) costs, uses, customers, and vendors of the Sellers' or Buyer's products or services, (iii) price lists, and (iv) all records, files, memoranda, sketches, bids, contracts, (v) the terms and conditions of this Agreement, (vi) Buyer's trade secrets, operations, and processes, and (vii) any and all other documents or information relating to the business of the Seller and of the Buyer.



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     6.4 Survival of Covenants. All provisions of Article VI shall survive termination of this Agreement.

                      ARTICLE VII: MISCELLANEOUS PROVISIONS

     7.1 Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be any conflict between any provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

     7.2 Governing Law and Jurisdiction. This Agreement is made under and shall be construed in accordance with the laws of the State of Idaho. Any legal action brought by any party to enforce any provision of this Agreement shall be brought and maintained in a court of competent jurisdiction in the State of Idaho.

     7.3 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, arrangements, and understandings with respect thereto. No representation, promise, inducement, statement or intention has been made by any party hereto that is not embodied herein, and no party shall be bound by or liable for any alleged representation, promise, inducement, or statement not so set forth herein.

     7.4 Modification. This Agreement may be modified, amended, superseded, or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the party or parties to be bound by any such modification, amendment, supersession, cancellation, or waiver.

     7.5 Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorney's fees and court costs incurred in litigating or otherwise settling or resolving such dispute as determined by a court of competent jurisdiction. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

     7.6 Waiver. The waiver by any of the parties, express or implied, of any right under this Agreement or any failure to perform under this Agreement by the other party, shall not constitute or be deemed as a waiver of any other right under this Agreement or of any other failure to perform under this Agreement by the other party, whether of a similar or dissimilar nature.

     7.7 Cumulative Remedies. Each and all of the several rights and remedies provided in this Agreement, or by law or in equity, shall be cumulative, and no one of them shall be exclusive of any other right or remedy, and the exercise of any one of such rights or remedies shall not be deemed a waiver of, or an election to exercise, any other such right or remedy.


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     7.8 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning and interpretation of this Agreement.

     7.9 Notices. Any notice under this Agreement must be in writing, may be telecopied, sent by express 24-hour guaranteed courier, or hand-delivered, or may be served by depositing the same in the United States mail, addressed to the party to be notified, postage-prepaid and registered or certified with a return receipt requested. The addresses of the parties for the receipt of notice shall be as follows:

                 If to Sellers:    Browand, LaMeire & Associates, Inc.

                                   -----------------------------------

                                   -----------------------------------

                                   -----------------------------------

                 Shareholders      Bill Browand

                                   -----------------------------------

                                   -----------------------------------

                                   -----------------------------------

                                   Jeanette LaMeire

                                   -----------------------------------

                                   -----------------------------------

                                   -----------------------------------

                 If to Buyer:      R-Tec Holding, Inc.
                                   1471 E. Commercial Ave.
                                   Meridian, Idaho 83642

     Each notice given by registered or certified mail shall be deemed delivered and effective on the date of delivery as shown on the return receipt, and each notice delivered in any other manner shall be deemed to be effective as of the time of actual delivery thereof. Each party may change its address for notice by giving notice thereof in the manner provided above.

     7.10 Survival. Any provision of this Agreement which imposes an obligation after termination or expiration of this Agreement shall survive the termination or expiration of this Agreement and be binding on all parties.

     7.11 Legal Representation. Each party to this Agreement has had full and adequate opportunity to review this Agreement and have the Agreement reviewed by legal counsel of their choosing.

     7.12 Effective Date. This Agreement shall become effective as of the date set forth on page 1 when signed by all parties.



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                           (Signature Page to Follow)


     IN WITNESS WHEREOF, the parties hereto have caused this Asset Purchase Agreement to be executed as of the date first set forth above.



                                   BROWAND, LAMEIRE & ASSOCIATES, INC.


                                   By  /s/ Jeanette LaMeire
                                       --------------------------------
                                       Its President


                                   SHAREHOLDER


                                   /s/ Bill Browand
                                   -------------------------------------
                                   Bill Browand


                                   SHAREHOLDER


                                   /s/ Jeanette LaMeire
                                   --------------------------------------
                                   Jeanette LaMeire


                                   R-TEC HOLDING, INC.


                                   By:  /s/ Douglas G. Hastings
                                        ------------------------------
                                        Its President